UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                _______________

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): September 30, 2003


                         THE PEPSI BOTTLING GROUP, INC.
             (Exact name of registrant as specified in its charter)


 Delaware                             1-14893               13-4038356
(State or other jurisdiction        (Commission           (IRS Employer
of incorporation)                   File Number)          Identification No.)

                         One Pepsi Way, Somers, NY 10589
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (914) 767-6000

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Not Applicable.

(b)      Not Applicable.

(c)      Exhibit 99.1      Press release dated September 30, 2003.

Item 12.   Results of Operations and Financial Condition.

     On September 30, 2003, The Pepsi Bottling Group, Inc. announced its financial results for its third quarter ended September 6, 2003. The press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         THE PEPSI BOTTLING GROUP, INC.
                                                (Registrant)
Date: September 30, 2003                  /s/ Pamela C. McGuire
                                              -----------------
                                                (Signature)
                                       Pamela C. McGuire, Senior Vice President,
                                          General Counsel and Secretary